NATIONWIDE MUTUAL FUNDS

Nationwide GQG US Quality Equity Fund

Supplement dated April 9, 2021

to the Summary Prospectus dated January 15, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the Summary Prospectus is amended as follows:

The information under the heading “Principal Risks” beginning on page 3 of the Summary Prospectus is amended to include the following:

Redemptions risk – the Fund may be an investment option for other mutual funds that are managed as “funds-of-funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments. Large or continuous redemptions may increase the Fund’s transaction costs and result in higher taxes when Fund shares are held in a taxable account. They also could cause the Fund’s operating expenses to be allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. If funds-of-funds or other large shareholders redeem large amounts of shares rapidly or unexpectedly, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which could negatively impact the Fund’s net asset value and liquidity.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE